Exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. House, President and Chief Executive Officer of First US Bancshares, Inc., and Thomas S. Elley, Senior Vice President, Treasurer and Assistant Secretary, Chief Financial Officer and Principal Accounting Officer of First US Bancshares, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of First US Bancshares, Inc. for the fiscal quarter ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of First US Bancshares, Inc. for the periods described herein.

By:	/s/ James F. House
James F. House
President and Chief Executive Officer
November 8, 2024

By:	/s/ Thomas S. Elley
Thomas S. Elley
Senior Executive Vice President, Treasurer and Assistant
Secretary, Chief Financial Officer and Principal
Accounting Officer
November 8, 2024